UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 31, 2008

Date of Report (Date of earliest event reported)

Medistem Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-100137	86-1047317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2027 E. Cedar St., Suite 102, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (954) 727-3662

Not applicable.

(Former name or former address, if changed since last report.)

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2008, John Peterson retired from the Board of Directors due to health reasons.  Mr. Peterson has been a director of the Company since its inception and will continue to serve as a consultant to the Company.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 4, 2008, relating to the retirement of John Peterson from the Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDISTEM LABORATORIES, INC.

Date:  April 4, 2008

By:  /s/ Steve Rivers

Name: Steve Rivers

Title: Chief Financial Officer